Finance income and finance costs	12 Months Ended
Dec. 31, 2018
Disclosure Of Finance Income And Finance Costs [Abstract]
Finance income and finance costs

8 Finance income and finance costs

		2018	2017	2016
	Note	US$m	US$m	US$m
Finance income from equity accounted units (Rio Tinto share)		7	4	6
Other finance income (including bank deposits and other financial assets)		242	137	83
Total finance income		249	141	89

Interest on:
– Financial liabilities at amortised cost and associated derivatives		(775)	(819)	(895)
– Finance leases		(2)	(3)	(3)
Fair value movements:
– Bonds designated as hedged items in fair value hedges		96	28	89
– Derivatives designated as hedging instruments in fair value hedges		(73)	(22)	(89)
Loss on early redemption of bonds (a)		(94)	(256)	(324)
Amounts capitalised	14	296	224	111
Total finance costs		(552)	(848)	(1,111)

(a)

In 2018, loss on early redemption of bonds includes a premium charge of US$72 million; unamortised debt issuance costs and fees of US$9 million, the write-off of the fair value hedge adjustment of US$16 million and the reclassification of a gain out of the cost of hedging reserve of US$3 million (see note 30).

In 2017, loss on early redemption of bonds included a premium charge of US$238 million; unamortised debt issuance costs and fees of US$14 million and the write-off of the fair value hedge adjustment of US$4 million (see note 30).

In 2016, loss of early redemption of bonds included a premium charge of US$441 million; unamortised debt issuance costs and fees of US$42 million partially offset by the write-off of fair value hedge adjustments of US$159 million (see note 30).